Supplement to the MultiOption Advisor and MultiOption Achiever Variable Annuity prospectuses dated September 22, 2003:

Exchange Offer

Between November 1, 2003 and February 27,
2004, owners of MultiOption Achiever contracts issued by us prior to November 1, 2003 may exchange their MultiOption Achiever contract for a MultiOption Advisor B Class variable annuity contract under the terms of the exchange offer described below.

If you own a MultiOption Achiever variable annuity contract ("Old Contract"), no deferred sales charge will be assessed when you exchange to the MultiOption Advisor B Class contract ("New Contract"). Rather, in computing the surrender charge for your New
Contract, we will treat all of the
accumulation value of your Old Contract which is applied as the purchase payment to your New
Contract as if it had been made on the date of the very first purchase payment to the Old
Contract.

Other important considerations that apply to all exchanges under this offer include:

*	If you surrender your New Contract, the
deferred sales charge may be higher or
lower than under your Old Contract.
*	In order to exchange to the New
Contract, you must satisfy all of the
issue requirements set forth in the New
Contract's prospectus (e.g. minimum
purchase payment).
*	The entire amount exchanged from your
Old Contract will be treated as a single
"purchase payment" to your New Contract,
in order to calculate the amounts not
subject to a contingent deferred sales
charge on withdrawal, otherwise known as
the "free amount".  Therefore if you are
taking systematic withdrawals or amounts
out of your contract to satisfy required
minimum distributions for example, you
need to consider this carefully as it
may impact the charges imposed on your
withdrawals.
*	The entire amount exchanged will be
treated as a "purchase payment" for
purposes of the guaranteed minimum death
benefit calculation, in the New
Contract.
*	Your death benefit in the New Contract
will be calculated as specified in the
prospectus for the New Contract.
However, if the death benefit you might
have received under the Old Contract
(adjusted for any withdrawals) if you
had died on the date your Old Contract
was exchanged for the New Contract, is
an amount greater than the death benefit
due under the New Contract, we will pay
you the greater amount.
*	To make an exchange, you need to
complete an application for the New
Contract (MultiOption Advisor B Class
contract).  You must also return your
existing Old Contract (MultiOption
Achiever contract) to us.

You should review both the terms of your Old
Contract and the New Contract Prospectus and carefully consider whether an exchange of your Old Contract is right for you. While this contract may provide new and beneficial product features to you, it also may have new or higher charges or fees than your existing contract. We reserve the right to modify or terminate this exchange offer at any time.